N-SAR FILING
                              THRIVENT MUTUAL FUNDS

                  Transactions Effected Pursuant to Rule 10f-3
                   For the fiscal year ending October 31, 2008



                                                                                                Par/      Issuer
Fund                            Trade Date  CUSIP       Issuer                   144A   Price   Amount    Size         Percent
------------------------------- ----------- ----------- ------------------------ ------ ------- --------- ----------   --------
THRIVENT PARTNER MID CAP        11/12/2007  774415103   ROCKWOOD HOLDINGS INC    Y      34      3,475     10,000,000   0.035%
VALUE FUND





THRIVENT PARTNER MID CAP
VALUE FUND                      4/21/2008   46121Y102   INTREPID POTASH INC      Y      32      225       30,000,000 0.001%






                                                                                                Participating   Selling
Fund                            Trade Date  CUSIP       Issuer                   Broker         Underwriters    Concession
------------------------------- ----------- ----------- ------------------------ -------------- --------------- -------------
THRIVENT PARTNER MID CAP        11/12/2007  774415103   ROCKWOOD HOLDINGS INC    CREDIT         GOLDMAN,        Underwriting
VALUE FUND                                                                       SUISSE FIRST   SACHS & CO.;    spread of
                                                                                 BOSTON         CREDIT SUISSE   $1.445/share
                                                                                                FIRST BOSTON    (4.25%)
                                                                                                CORP.;
                                                                                                KOHLBERG
                                                                                                KRAVIS
                                                                                                ROBERTS &
                                                                                                CO.; DEUTSCHE
                                                                                                BANK
                                                                                                SECURITIES
                                                                                                INC.; LEHMAN
                                                                                                BROTHERS; UBS
                                                                                                SECURITIES
                                                                                                INC.; FIRST
                                                                                                ANALYSIS
                                                                                                SECURITIES
                                                                                                CORP.
------------------------------- ----------- ----------- ------------------------ -------------- --------------- -------------
THRIVENT PARTNER MID CAP        4/21/2008   46121Y102   INTREPID POTASH INC      MERRILL        GOLDMAN SACHS   Underwriting
VALUE FUND                                                                       LYNCH          & CO.; BMO      spread of
                                                                                 CAPITAL        CAPITAL         $1.92/share
                                                                                 MARKETS        MARKETS;        (6%)
                                                                                                MERRILL
                                                                                                LYNCH; MORGAN
                                                                                                STANLEY CO
                                                                                                INC.; ROYAL
                                                                                                BANK OF CANADA

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